EXHIBIT 10.8

                            AMAX GOLD INC.

                                                  Roger A. Kauffman
                                                       President
                                                          and
                                               Chief Operating Officer

December 29, 1995

Mr. David H. Watkins
Senior Vice President, Exploration
Cyprus Amax Minerals Company
9100 East Mineral Circle
Englewood, Colorado  80112

Re: Amendment to Exploration Joint Venture Agreement dated as of January 1, 1994 among Cyprus Amax Minerals Company, Cyprus Exploration and Development Corporation, Amax Gold Inc. and Amax Gold Exploration, Inc. (the "Agreement")
     ------------------------------------------------------------

Dear David:

Please accept this letter on behalf of Amax Gold Inc. and Amax Gold Exploration, Inc. as evidence of our mutual agreement to extend the above referenced Agreement pursuant to Section 12.1 of such Agreement for a period of two years, from December 31, 1995 to December 31, 1997. Please confirm the agreement of Cyprus Amax Minerals Company and Cyprus Exploration and Development Corporation to such extension by executing this letter below and returning one original to me.

Very truly yours,



Roger A. Kauffman
President and Chief Operating Officer, Amax Gold Inc. and
Senior Vice President, Amax Gold Exploration, Inc.

RAK/je
 9100 East Mineral Circle, P.O. Box 6940, Englewood, Colorado 80155 USA
           Telephone (303) 643-5500, Facsimile (303) 643-5505